As filed with the Securities and Exchange Commission on November 1, 2011.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2011
UDR, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado	80129

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On May 2, 2011, UDR Inc. (“UDR” or “the Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K dated April 1, 2011 (Commission File No. 1-10524), reporting that the Company and its subsidiary United Dominion Realty L.P. (the “Operating Partnership”), had during the 2011 fiscal year acquired various apartment communities located in New York City, New York; San Francisco, California; Peabody, Massachusetts; and Woburn, Massachusetts. These apartment community acquisitions are referred to as “Previously Acquired Communities” in this report, and include: 10 Hanover, 388 Beale, 14 North and Inwood West.
This Current Report on Form 8-K/A is being filed to report that on July 19, 2011, the Company closed on an acquisition of a multifamily apartment community referred to as Rivergate, located in New York City, New York. The community, which is comprised of 706 homes, was acquired for $443.4 million. Individually, this transaction was not a significant acquisition at the time of the transaction or at the date of this filing under the rules governing the reporting of transactions on Form 8-K; however, this transaction, together with the transactions reported on the Form 8-K dated May 2, 2011 and other unrelated acquisitions completed during 2011, in the aggregate were significant pursuant to Rule 3-14 of Regulation S-X. The Company is therefore filing this Current Report on Form 8-K to include certain financial information with respect to the additional property acquired on July 19, 2011 and to provide updated pro forma financial statements for the year ended December 31, 2010 and the six months ended June 30, 2011.
Item 9.01 Financial Statements and Exhibits.
The following financial statements are being filed in connection with the acquisition of certain communities as described in Item 8.01 as required by Sections 210.3-14 and 210.11-01 of Regulation S-X.

(a) Financial Statements of Real Estate Property Acquired

Rivergate
Report of Independent Auditors	4
Statement of Revenues and Certain Expenses for the year ended December 31, 2010	5

Notes to Statement of Revenues and Certain Expenses	6

(b) Unaudited Pro Forma Financial Information

Pro Forma Consolidated Balance Sheet as of December 31, 2010	8
Pro Forma Consolidated Statement of Operations for the year ended December 31, 2010 (unaudited)	9
Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2011 (unaudited)	10
Notes to Pro Forma Consolidated Financial Statements (unaudited)	11

(c) Exhibits

23.1 Consent of Independent Auditors	13

SIGNATURES
Pursuant to the requirements of the Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

UDR, Inc.
Date: November 1, 2011	By:	/s/ David L. Messenger
David L. Messenger
Senior Vice President & Chief Financial Officer (duly authorized officer, principal financial officer and chief accounting officer)

Report of Independent Auditors
Board of Directors
UDR, Inc.
We have audited the accompanying statement of revenues and certain operating expenses of Rivergate for the year ended December 31, 2010. The statement of revenues and certain operating expenses is the responsibility of Rivergate’s management. Our responsibility is to express an opinion on the statement of revenues and certain operating expenses based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain operating expenses is free of material misstatement. We were not engaged to perform an audit of Rivergate’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Rivergate’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K to be filed by UDR, Inc. as described in Note 1, and is not intended to be a complete presentation of the Rivergate’s revenues and expenses.
In our opinion, the statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of Rivergate for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
October 5, 2011

Rivergate
Statements of Revenues and Certain Operating Expenses
(In thousands)

	Six Months
	Ended	Year Ended
	June 30,	December 31,
	2011	2010
	(Unaudited)
Revenues:
Rental income	$13,782	$27,266
Other property income	300	609

Total revenues	14,082	27,875

Certain operating expenses:
Personnel	1,503	2,609
Utilities	965	1,271
Repairs and maintenance	1,680	1,413
Administrative and marketing	311	1,342
Real estate taxes and insurance	4,307	8,601

Total certain operating expenses	8,766	15,236

Revenues in excess of certain operating expenses	$5,316	$12,639

See accompanying notes to financial statements.

1. Basis of Presentation
On July 19, 2011, UDR, Inc. acquired Rivergate (the Community), a 35-story, 706-home apartment community located in New York, New York from Rivergate Limited Partnership.
The statements of revenues and certain expenses relates to the operations of the Community and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (SEC), including Rule 3-14 of Regulation S-X (Rule 3-14). Accordingly, the accompanying statements of revenues and certain expenses is not intended to be a complete presentation and certain expenses such as depreciation, amortization, mortgage interest expense, property management fees, income taxes, and entity expenses are not reflected in the statements of revenues and certain operating expenses in accordance with Rule 3-14. Consequently, the statements of revenues and certain operating expenses for the period presented is not representative of the actual operations for the period presented, as certain revenues and expenses which may not be in the proposed future operations of the Community have been excluded.
2. Summary of Significant Accounting Policies
Basis of Accounting
The financial statements are prepared on the accrual basis of accounting.
Use of Estimates
The preparation of the statement of revenues and certain operating expenses in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosure of revenues and certain operating expenses of the Community during the reporting period. Actual results could differ from those estimates.
Revenue Recognition
Rental income related to residential leases is recognized on an accrual basis when due from residents. The apartment homes are leased under operating leases with terms of generally one year. Advanced receipts of rental income are deferred and classified as liabilities until earned.
The Community leases space to commercial tenants under noncancelable operating lease agreements. As such, the Community recognizes commercial lease revenue in accordance with Accounting Standards Codification 840, Leases, which requires that lease revenue be recognized on a straight-line basis over the term of the lease.
Repairs and Maintenance
Significant improvements, renovations or betterments that extend the economic useful life of the assets are capitalized. Expenditures for repairs and maintenance are charged to operations as incurred.
3. Commitment and Contingencies
From time to time, the Community is a party to legal proceedings and claims incidental to the ordinary course of business. While the outcome of these legal proceedings and claims cannot be predicted with certainty, management of the Community does not believe the ultimate resolution of these matters would have a material adverse effect on the Community’s statement of revenues and certain expenses.
4. Subsequent Events
Management of the Community has evaluated subsequent events through October 5, 2011, the date on which the statement of revenues and certain operating expenses was issued.

(b) Pro Forma Financial Information
The Unaudited Pro Forma Consolidated Financial Statements (including notes thereto) are qualified in their entirety by reference to, and should be read in conjunction with, the Company’s Current Report on Form 8-K filed with the SEC on August 5, 2011 and the financial statements included in Item 9.01(a) of this Current Report on Form 8-K/A.
The accompanying Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2011, reflects the financial position of the Company as if the acquisition described in the Notes to the Unaudited Pro Forma Consolidated Financial Statements had been completed on June 30, 2011. The accompanying Unaudited Consolidated Statement of Operations for the twelve months ended December 31, 2010 and the six months ended June 30, 2011 present the results of operations of the Company as if the transactions described in the Notes to the Unaudited Pro Forma Consolidated Financial Statements had been completed on January 1, 2010.
The accompanying Unaudited Pro Forma Consolidated Financial Statements are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the Unaudited Pro Forma Consolidated Financial Statements include pro forma allocations of the purchase price for the properties discussed in the accompanying notes based upon preliminary estimates of the fair values of the assets acquired and liabilities assumed in connection with the acquisitions and are subject to change.

UDR, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2011
(In thousands, except share and per share data)
(unaudited)

	UDR	Pro Forma
	(Historical)	Adjustments		Pro Forma
	(audited)	(unaudited)		(unaudited)
ASSETS

Real estate owned:
Real estate held for investment	$7,141,505	$440,544	(a)	$7,582,049
Less: accumulated depreciation	(1,726,258)	—		(1,726,258)

Real estate held for investment, net	5,415,247	440,544		5,855,791
Real estate under development	157,301	—		157,301

Total real estate owned, net of accumulated depreciation	5,572,548	440,544		6,013,092
Cash and cash equivalents	21,634	—		21,634
Marketable securities	—	—		—
Restricted cash	20,220	—		20,220
Deferred financing costs, net	24,747	—		24,747
Notes receivable	7,800	—		7,800
Investment in unconsolidated joint ventures	177,404	—		177,404
Other assets	137,424	3,906	(a)	141,330

Total assets	$5,961,777	$444,450		$6,406,227

LIABILITIES AND STOCKHOLDERS’ EQUITY

Secured debt	$1,992,401	$—		$1,992,401
Unsecured debt	1,707,185	443,403	(a)	2,150,588
Real estate taxes payable	14,525	—		14,525
Accrued interest payable	23,341	—		23,341
Security deposits and prepaid rent	30,524	—		30,524
Distributions payable	42,654	—		42,654
Deferred fees and gains on the sale of depreciable property	29,011	—		29,011
Accounts payable, accrued expenses, and other liabilities	104,179	1,047	(a)	105,226

Total liabilities	3,943,820	444,450		4,388,270

Redeemable non-controlling interests in operating partnership	187,309	—		187,309

Stockholders’ equity
Preferred stock, no par value; 50,000,000 shares authorized
2,803,812 shares of 8.00% Series E Cumulative Convertible issued and outstanding (2,803,812 shares at December 31, 2010)	46,571	—		46,571
3,264,362 shares of 6.75% Series G Cumulative Redeemable issued and outstanding (3,405,562 shares at December 31, 2010)	81,609	—		81,609
Common stock, $0.01 par value; 250,000,000 shares authorized				—
196,660,518 shares issued and outstanding (182,496,330 shares at December 31, 2010)	1,967	—		1,967
Additional paid-in capital	2,782,510	—		2,782,510
Distributions in excess of net income	(1,075,499)	—		(1,075,499)
Accumulated other comprehensive income/(loss), net	(10,285)	—		(10,285)

Total UDR, Inc. stockholders’ equity	1,826,873	—		1,826,873
Non-controlling interest	3,775			3,775

Total equity	1,830,648	—		1,830,648

Total liabilities and stockholders’ equity	$5,961,777	$444,450		$6,406,227

See accompanying notes.

UDR, Inc.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
(In thousands, except per share data)

	Historical
		Previously
		Acquired		Pro Forma
	UDR	Communities	Rivergate	Adjustments		Pro Forma
	(audited)	(audited)	(audited)	(unaudited)		(unaudited)
REVENUES
Rental income	$605,295	$39,836	$27,266	198	(a)	672,595
Non-property income:
Other income	12,494	1,487	609	—		14,590

Total revenues	617,789	41,323	27,875	198		687,185

EXPENSES
Rental expenses:
Real estate taxes and insurance	75,041	2,508	8,601	—		86,150
Personnel	55,411	2,277	2,609	—		60,297
Utilities	33,140	3,167	1,271	—		37,578
Repair and maintenance	34,369	2,833	1,413	—		38,615
Administrative and marketing	15,814	1,535	1,342	—		18,691
Property management	16,646	407	—	—		17,053
Other operating expenses	5,848	—	—	72	(b)	5,920
Real estate depreciation and amortization	289,957	—	—	63,168	(c)	353,125
Interest
Expense incurred	142,984	—	—	17,141	(d)	160,125
Net loss/(gain) on debt extinguishment	1,204	—	—	—		1,204
Amortization of convertible debt discount	3,530	—	—	—		3,530
General and administrative	42,710	—	—	—		42,710
Severance costs and other restructuring charges	6,803	—	—	—		6,803
Other depreciation and amortization	4,843	—	—	—		4,843

Total expenses	728,300	12,727	15,236	80,381		836,644

Loss from operations	(110,511)	28,596	12,639	(80,183)		(149,459)
Loss from unconsolidated entities	(4,204)	—	—	—		(4,204)

Loss from continuing operations	(114,715)	28,596	12,639	(80,183)		(153,663)
Income from discontinued operations	8,127	—	—	—		8,127

Consolidated net (loss)/income	(106,588)	28,596	12,639	(80,183)		(145,536)
Net loss attributable to redeemable non-controlling interests in OP	3,835	(1,347)	—	4,367	(e)	6,855
Net income attributable to non-controlling interests	(146)	—	—	—		(146)

Net (loss)/income attributable to UDR, Inc.	(102,899)	27,249	12,639	(75,816)		(138,827)
Distributions to preferred stockholders — Series E (Convertible)	(3,726)	—	—			(3,726)
Distributions to preferred stockholders — Series G	(5,762)	—	—			(5,762)
Discount on preferred stock repurchases, net	25	—	—			25

Net (loss)/income attributable to common stockholders	$(112,362)	$27,249	$12,639	$(75,816)		$(148,290)

Earnings/(loss) per weighted average common share — basic :
Loss from continuing operations attributable to common stockholders	$(0.73)					$(0.94)
Income from discontinued operations	$0.05					$0.05
Net loss attributable to common stockholders	$(0.68)					$(0.89)

Earnings/(loss) per weighted average common share — diluted:
Loss from continuing operations attributable to common stockholders	$(0.73)					$(0.94)
Income from discontinued operations	$0.05					$0.05
Net loss attributable to common stockholders	$(0.68)					$(0.89)

Weighted average number of common shares outstanding — basic	165,857					165,857
Weighted average number of common shares outstanding — diluted	165,857					165,857
See accompanying notes.

UDR, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2011
(In thousands, except per share data)
(Unaudited)

			Pro Forma Adjustments-
	Historical		Previously Acquired	Pro Forma		Pro Forma
	UDR	Rivergate	Communities (f)	Adjustments		Consolidated
	(unaudited)	(unaudited)	(unaudited)	(unaudited)		(unaudited)
REVENUES
Rental income	$340,462	$13,782	$10,787	$71(	a)	$365,102
Non-property income:
Other income	7,390	300	—	—		7,690

Total revenues	347,852	14,082	10,787	71		372,792

EXPENSES
Rental expenses:
Real estate taxes and insurance	41,355	4,307	646	—		46,308
Personnel	30,168	1,503	841	—		32,512
Utilities	18,133	965	582	—		19,680
Repair and maintenance	18,560	1,680	326	—		20,566
Administrative and marketing	8,270	311	245	—		8,826
Property management	9,363	—	297	—		9,660
Other operating expenses	3,001	—	18	—		3,019
Real estate depreciation and amortization	172,625	—	12,635	9,617(	c)	194,877
Interest
Expense incurred	72,969	—	2,791	1,774		77,534
Amortization of convertible debt discount	718	—	—	—		718
Other debt charges	4,059	—	—	—		4,059
General and administrative	23,593	—	—	—		23,593
Other depreciation and amortization	2,029	—	—	—		2,029

Total expenses	404,843	8,766	18,381	11,391		443,381
Loss from operations	(56,991)	5,316	(7,594)	(11,320)		(70,589)
Loss from unconsolidated entities	(2,680)	—	—	—		(2,680)

Loss from continuing operations	(59,671)	5,316	(7,594)	(11,320)		(73,269)
Income from discontinued operations	45,924	—	—	—		45,924

Consolidated net income/(loss)	(13,747)	5,316	(7,594)	(11,320)		(27,345)
Net (income)/loss attributable to redeemable non-controlling interests in OP	611	—	—	283(	e)	894
Net income attributable to non-controlling interests	(88)	—	—	—		(88)

Net income/(loss) attributable to UDR, Inc.	(13,224)	5,316	(7,594)	(11,037)		(26,539)
Distributions to preferred stockholders — Series E (Convertible)	(1,862)	—	—	—		(1,862)
Distributions to preferred stockholders — Series G	(2,833)	—	—	—		(2,833)
(Premium)/discount on preferred stock repurchases, net	(175)	—	—	—		(175)

Net income/(loss) attributable to common stockholders	$(18,094)	$5,316	$(7,594)	$(11,037)		$(31,409)

Earnings/(loss) per weighted average common share — basic and diluted:
Loss from continuing operations attributable to common stockholders	$(0.34)					$(0.41)
Income from discontinued operations	$0.24					$0.24
Net loss attributable to common stockholders	$(0.10)					$(0.17)

Weighted average number of common shares outstanding — basic and diluted	186,527					186,527
See accompanying notes.

UDR, INC.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
Unaudited Pro Forma Consolidated Balance Sheet Adjustments
(a)	Reflects the effect of the acquisition of the Rivergate apartment community in July 2011. We financed this acquisition with borrowings under our revolving credit facility. The pro forma purchase price allocations are as follows (purchase price allocations are estimated for pro forma purposes and the actual allocations may differ) (amounts in thousands):

				Leases in Place
				for Residential	Below Market
Property	Purchase Price	Land	Building	and Retail	Retail Leases
Rivergate	$443,403	$114,349	$326,195	$3,906	$1,047
Unaudited Pro Forma Consolidated Statement of Operations Adjustments
(a)	Reflects amortization of approximately $198,000 and $71,000 for the twelve months ended December 31, 2010 and the six month ended June 30, 2011, respectively, for the net below-market lease intangibles recorded as part of the acquisitions.

(b)	Reflects ground lease expense for 10 Hanover Square.

(c)	Reflects the estimated depreciation and amortization that would have been recorded by UDR based on the depreciable basis of the acquired communities, assuming asset lives ranging from five to thirty-five years as well as the amortization of the identifiable intangible values recorded with an estimated useful life of approximately one year.

(d)	Reflects estimated interest expense that would have been recorded for the increase in our revolving credit facility, deferred financing costs and assumed debt, including the impact of amortizing the fair market adjustment on fixed rate debt over the term of the related debt instrument.

(e)	Reflects the difference between historical non-controlling interest and what would have been recorded by the Company as a result of the pro forma adjustments to reported earnings for the acquired and disposed communities.

(f)	Reflects the actual results for the Previously Acquired Communities, pro rated for the six months ended June 30, 2011.

Exhibit Index

23.1	Consent of Ernst & Young LLP Independent Auditors